UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 15, 2007

New Century Equity Holdings Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-28536	74-2781950
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crescent Court, Suite 1400	75201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (214) 661-7488

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b)  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 15, 2007, Steven Pully submitted his resignation as Chief Executive Officer to the Company.  Mr. Pully remains a director of the Company.

Items 8.01 Other Events

In a letter to the Company dated October 16, 2007, a lawyer representing Mr. Pully alleged that the Company filed false and misleading disclosure with the United States Securities and Exchange Commission with respect to the elimination of Mr. Pully’s compensation (see the Company’s 8-K filed on September 5, 2007).  No specifics were provided as to such allegations.  The Company believes such claim is unfounded and intends to vigorously defend itself.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     New Century Equity Holdings Corp.

Date:  October 17, 2007                                                                           By: /S/ John Murray
                     John Murray
      Chief Financial Officer